UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2020

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	AMPE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Dismissal of Derivative Cases

As previously disclosed in public filings made by Ampio Pharmaceuticals, Inc. (the “Company”), including most recently in the Quarterly Report on Form 10-Q for the period ended June 30, 2020, on September 10, 2018, a purported stockholder of the Company brought a derivative action in the United States District Court for the Central District of California (the “California Court”), captioned Cetrone v. Macaluso, et al., Case No. 18-cv-07855 (the “Cetrone Action”), alleging primarily that the directors and officers of Ampio breached their fiduciary duties in connection with alleged misstatements and omissions regarding the AP-003 Phase III clinical trial of Ampion.

On October 5, 2018, a purported stockholder of the Company brought a derivative action in the United States District Court for the District of Colorado (the “Colorado Court”), Theise v. Macaluso, et al., Case No. 18-cv-02558 (the “Theise Action”), which closely paralleled the allegations in the Cetrone Action. A second derivative action was filed in the United States District Court for the District of Colorado and was consolidated with the Theise Action under the caption In re: Ampio Pharmaceuticals Inc. Stockholder Derivative Actions, Case No. 18-cv-02558.

On August 28, 2020, the California Court dismissed the Cetrone Action in its entirety and without prejudice, pursuant to a Stipulation of Dismissal between the parties. On August 31, 2020, the Colorado Court similarly dismissed the Theise Action in its entirety and without prejudice, pursuant to a Stipulation of Dismissal.

All Actions Dismissed

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020, on June 19, 2020, the Court granted the Company’s motion to dismiss and dismissed the putative class action lawsuit brought by a purported stockholder of the Company on August 25, 2018 in the United States District Court for the Central District of California, captioned Shi v. Ampio Pharmaceuticals, Inc., et al., Case No. 18-cv-07476 (the “Securities Class Action”). Plaintiff did not file a notice of appeal, and the case is now concluded.

As of August 31, 2020, each of the Securities Class Action, the Cetrone Action and the Theise Action have been dismissed. As of the date hereof, the Company is not a party to any ongoing lawsuits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Michael Macaluso
Michael Macaluso
Chief Executive Officer

Dated: September 2, 2020